------------------------
BOND/DOMESTIC
------------------------


Scudder Short Term
Bond Fund
Fund #022












Semiannual Report
June 30, 2000



The fund seeks to provide a high level of income consistent with a high degree of principal stability.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      20   Financial Statements

                      23   Financial Highlights

                      24   Notes to Financial Statements

                      29   Shareholder Meeting Results

                      30   Officers and Trustees

                      31   Investment Products and Services

                      33   Account Management Resources

Scudder Short Term Bond Fund

--------------------------------------------------------------------------------
ticker symbol SCSTX                                              fund number 022
--------------------------------------------------------------------------------



Date of         o    Over the six months ended June 30, 2000, Scudder Short
Inception:           Term Bond Fund returned 2.38%. The fund's 30-day SEC
4/2/84               yield on June 30 was 6.32%, up from 5.86% on
                     December 31, 1999.

                o    The fund benefited from its focus on liquid, high
Total Net            quality bonds, as well as its conservative duration
Assets as            positioning. Management has focused on sectors that
of 6/30/00:          offer attractive yields in relation to Treasuries, such
$670 million         as corporates and asset-backed securities.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,


During the second half of the 1990s, the strong performance of the U.S. stock market dimmed the attractiveness of bonds' steady returns. As investors watched the Nasdaq index surpass new milestones on what seemed to be a monthly basis, the temptation to jump into technology stocks was sometimes irresistible. But as the events of the first half of 2000 demonstrated, bonds still hold an important place in investors' portfolios. In a period in which stocks experienced significant volatility and actually lost ground (as measured by the S&P 500 Index), most diversified bond portfolios produced positive returns. More notably, bonds also provided added stability to the portfolios of investors who maintained a diversified approach during the stock market's winter rally.

We believe that the lesson from the last six months is that no matter what is taking place in the financial markets, it is essential for investors to stay focused on their goals and ensure that their investments are appropriately suited for their needs. Unless you plan to devote your energies to investing every day, we think that you will benefit from taking a long-term approach that includes exposure to several asset classes. This includes domestic and international stocks, small-caps, fixed income, and money market funds. As a shareholder of Scudder Short Term Bond Fund, you already hold a key element of a diversified portfolio. The fund's management team seeks to provide attractive monthly income and relative stability by investing in liquid, high-quality, short-term bonds. This approach helped keep share price volatility to a minimum amid an uncertain environment in the financial markets. For more information on where the fund's portfolio managers have found opportunities in the bond market, please turn to the Portfolio Management Discussion beginning on page 9.

Thank you for your continued investment in Scudder Short Term Bond Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with the one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President,
Scudder Short Term Bond Fund

Performance Update
--------------------------------------------------------------------------------
                                                                   June 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                   Salomon Brothers
                                   Inc. Treasury/Government
              Scudder Short        Sponsored Corporate
              Term Bond Fund       Index (1-3 years)*

        '90       10000                   10000
        '91       11258                   11026
        '92       12381                   12186
        '93       13428                   13007
        '94       13506                   13229
        '95       14205                   14246
        '96       14931                   15040
        '97       15851                   16034
        '98       16683                   17130
        '99       17205                   18015
        '00       17790                   18811

                          Yearly periods ended June 30

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                            Total Return
                               Growth of                             Average
Period ended 6/30/2000          $10,000             Cumulative       Annual
------------------------------------------------------------------------------
Scudder Short Term Bond Fund
------------------------------------------------------------------------------
1 year                         $  10,340                3.40%          3.40%
------------------------------------------------------------------------------
5 year                         $  12,524               25.24%          4.60%
------------------------------------------------------------------------------
10 year**                      $  17,790               77.90%          5.93%
------------------------------------------------------------------------------
Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years)*
------------------------------------------------------------------------------
1 year                         $  10,441                4.41%          4.41%
------------------------------------------------------------------------------
5 year                         $  13,204               32.04%          5.71%
------------------------------------------------------------------------------
10 year**                      $  18,811               88.11%          6.52%
------------------------------------------------------------------------------


* Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund, with its current name and objective, commenced operations on July 3, 1989. Performance figures include the performance of its predecessor, the General 1994 Portfolio of Scudder Target Fund. Since adopting its current objective, the cumulative and average annual returns are 89.31% and 6.27%, respectively.

Returns and Per Share Information




THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER SHORT TERM BOND FUND TOTAL RETURN (%) AND SALOMON BROTHERS INC. TREASURY/GOVERNMENT SPONSORED CORPORATE INDEX (1-3 YEARS)* TOTAL RETURN (%)

                                         Yearly periods ended June 30

------------------------------------------------------------------------------------
             1991   1992   1993    1994   1995   1996   1997   1998   1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)   12.58   9.98   8.45    .58    5.17   5.11   6.17   5.25   3.13   3.40
------------------------------------------------------------------------------------
Index Total
Return (%)   10.27  10.50   6.76   1.69    7.68   5.57   6.61   6.84   5.17   4.41
------------------------------------------------------------------------------------
Net Asset
Value ($)    11.89  12.01  12.12  11.37   11.19  11.03  11.00  10.92  10.65  10.38
------------------------------------------------------------------------------------
Income
Dividends
($)           1.09   1.03    .87    .76     .74    .72    .69    .64    .61    .62
------------------------------------------------------------------------------------
Capital
Gains
Distributions
($)             --     --     --    .07      --     --     --     --     --     --
------------------------------------------------------------------------------------


* Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Corporate Bonds             32%                     Management continues to
Collateralized Mortgage                            focus on sectors -- such
  Obligations               20%                         as corporate bonds,
Asset-Backed Securities     15%                       mortgage-backeds, and
Cash Equivalents            13%                     asset-backed securities
Government National                                -- that offer attractive
Mortgage Association        11%                       yields in relation to
U.S. Government Agency                                          Treasuries.
  Pass-Thrus                 5%
U.S. Government & Treasury
  Obligations                2%
Foreign Bonds-- U.S.$
  Denominated                2%
------------------------------------
                           100%
------------------------------------



--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

U.S. Government & Treasury                            The Fund's weighting in
Obligations                 46%                         bonds rated A and BBB
AAA*                        20%                      has increased during the
AA                           6%                       last six months, as has
A                           20%                         its weighting in U.S.
BBB                          8%                       Government and Treasury
------------------------------------                             obligations.
                           100%
------------------------------------
Category includes cash equivalents


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.






Under 1 year                23%                        Management has reduced
1 < 5 years                 66%                       duration from 2.9 years
5 < 8 years                  8%                      as of December 31, 1999,
8 years or greater           2%                      reflecting the difficult
Greater than 15 years        1%                               environment for
------------------------------------                        short-term bonds.
                           100%
------------------------------------
Weighted average effective
maturity: 2.75 years


For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  June 30, 2000

In the following interview, portfolio managers Robert S. Cessine and John E. Dugenske discuss Scudder Short Term Bond Fund's strategy and the market environment in the six-month period ended June 30, 2000.

Q: During a period in which the attention of most investors was focused on the gyrations of the global equity markets, long-term Treasury bonds generally posted a strong performance. On the other hand, shorter-term Treasuries did not produce impressive returns. What was the cause for this divergence within the bond market?

A: The bond market's recent performance has been the direct result of investors' shifting expectations regarding the direction of interest rates, as well as changes in the balance of supply and demand in the market. With regard to the performance of long-term government bonds, the primary factor was the Treasury's buyback program, which is designed to reduce outstanding debt by curtailing issuance and taking existing bonds off investors' hands. Seeing the potential for a significant reduction in supply, investors moved into longer-term bonds (where the Treasury was focusing its buyback efforts), driving up prices, and sending yields plummeting. From January 20 to April 10, for instance, the yield on the 10-year Treasury note fell from 6.79% to 5.77%.

At the same time, however, shorter-term government bonds were experiencing the pressure associated with the Federal Reserve's interest rate increases. At the start of 2000, the Federal Funds rate stood at 5.50%. But the combination of continued strong growth, a shrinking pool of available workers, rising energy prices, and a roaring stock market compelled the Fed to take aggressive action to slow growth to a more manageable pace. Consequently, interest rates were boosted by a quarter-point on February 2 and March 21, and by a half-point on May 16. These rate hikes exerted pressure on shorter-term bonds over most of the period, causing what is known as an "inverted yield curve." Ordinarily, long-term bonds carry higher yields than short-term issues in order to compensate investors for tying up their money over a longer period. In a state of inversion, however, shorter-term bonds carry higher yields than longer-term issues. While this anomaly has often served as the precursor to a recession, this particular instance of inversion was largely due to the disruptions associated with the Treasury's buyback program. As the reporting period drew to a close, signs began to emerge that the economy was beginning to slow down after all, suggesting that the Fed's rate increases were finally beginning to have an effect. Sensing an end to the tightening cycle, investors moved back into bonds in the final six weeks of the period. The two-year note finished the second quarter at 6.43%, versus a high of 6.91% on May 18, and 6.21% on December 31, 1999.

Q: How did these factors affect the performance of bonds outside of the Treasury sector?

A: In this environment, non-government issues generally underperformed Treasuries. Corporate bonds, mortgage-backed securities, and asset-backeds all were negatively affected by the inversion of the Treasury yield curve. While these groups picked up ground in the final weeks of the period once the bond market began to stabilize, funds that were heavily invested in these areas -- such as Short Term Bond Fund -- were unable to keep up with the strong returns of government issues. On the plus side, shorter duration corporate bonds (or those with lower interest rate sensitivity) beat longer-duration corporates, high-quality bonds generally outperformed those of lesser quality, and liquid issues bested non-liquid issues. The fund was well-positioned to take advantage of these disparities, which proved helpful to performance.

Q: How did the fund perform over the first half of the year?

A: Over the six-month period ended June 30, 2000, the fund produced a total return of 2.38%, which trailed the 2.96% return of it unmanaged benchmark, the Salomon Brothers Treasury/Government Sponsored Corporate

Index. As of June 30, the fund's 30-day SEC yield stood at 6.32%, up from 5.86% on December 31, 1999.

Q: How is the portfolio positioned?

A: The fund continues to hold significant weightings in corporate bonds and asset-backed securities. We believe that the yield spreads in these sectors (or, the difference between their yields and the yields on government bonds of similar maturities) are attractive on a historical basis. In our view, the difference in yield more than compensates investors for the difference in credit quality at this juncture. As a result, we feel that there is a strong likelihood that corporates and asset-backeds will produce strong performance over the next three to six months. The fund holds a roughly equal weighting in the two sectors for diversification purposes. Within the corporate sector, the fund is overweighted in bonds issued by companies in the finance, telecommunications, media, and energy groups. Our focus on quality allowed the fund to avoid bonds whose issuers suffered significant earnings disappointments during the period, which proved helpful to relative performance. We have opted to keep the fund's duration (interest rate sensitivity) in a range of slightly short to neutral with respect to the benchmark, given the highly uncertain environment surrounding Fed policy. This decision marginally benefited performance in a difficult environment for short-term bonds.

Q: What is your outlook for the bond market from here?

A: Looking ahead, we believe that the bond market will remain on hold for the near term as investors strive to determine the extent to which the economy is slowing, and the amount of Fed rate hikes that are in store over the remainder of the year. In the near term, it is likely that the market will remain very sensitive to economic data and comments from Fed governors as investors seek confirmation that the initial signs of a slowdown will in fact signal an end to the Fed's tightening cycle. Given this unsettled environment, we intend to continue diversifying the portfolio among high quality, attractively valued short-term bonds. In addition, we will take advantage of our extensive research capabilities to seek to capitalize on pricing exaggerations in the market. Finally, it is likely that we will seek opportunities to increase the fund's position in mortgage-backed and asset-backed securities. We believe that this approach will enable the fund to produce favorable risk-adjusted returns over the second half of the year.

Scudder Short Term Bond Fund:
A Team Approach to Investing

Scudder Short Term Bond Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Co-lead portfolio manager Robert S. Cessine joined the team in 1998 and helps set the fund's investment strategy. Mr. Cessine joined the Adviser in 1993 and has over 16 years of investment and financial services industry experience.

Co-lead portfolio manager John E. Dugenske joined the team in 2000 and is responsible for setting the fund's investment strategy with Mr. Cessine. Mr. Dugenske joined the Adviser in 1998 and has 10 years of investment industry experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------

    Asset-Backed  Bonds or notes backed by loan paper or accounts receivable
      Securities  originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank Letter of Credit or by insurance coverage provided by an institution other than the issuer.

        Duration A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

  Inverted Yield  An unusual situation where short-term interest rates are
           Curve higher than long-term interest rates. An inverted curve results when a surge in demand for short-term credit drives up short-term rates, while long-term rates move up more slowly since borrowers are not willing to commit themselves to pay high rates for many years. This scenario is often indicative of negative sentiment concerning a country's economic health.

     Yield Curve  A graph showing the term structure of interest rates by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.

    Yield Spread  The difference in yield between two types of bonds. A mortgage-backed security's yield is often measured against the yield of a Treasury bond of similar maturity as a market yardstick. If GNMA yield spreads are "narrow," for example, it typically means that GNMA yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                             As of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                    Principal
                                                                    Amount ($)     Value ($)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Repurchase Agreements 13.0%
--------------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.48%, to be
    repurchased at $87,076,995 on 7/3/2000**
    (Cost $87,030,000) ..........................................   87,030,000   87,030,000
                                                                                -----------


--------------------------------------------------------------------------------------------
U.S. Treasury Obligations 1.7%
--------------------------------------------------------------------------------------------

 U.S. Treasury Bond, 6.5%, 2/15/2010 ............................    5,300,000    5,481,366
 U.S. Treasury Bond, 8%, 11/15/2021 .............................    4,700,000    5,681,877

--------------------------------------------------------------------------------------------
Total U.S Treasury Obligations (Cost $11,129,775)                                11,163,243
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
Government National Mortgage Association 11.2%
--------------------------------------------------------------------------------------------

 Pass-thru, 8% with various maturities to 12/15/2010 ............   10,019,984   10,169,947
 Pass-thru, 7% with various maturities to 6/15/2014 .............    6,467,972    6,392,628
 Pass-thru, 8.5% with various maturities to 12/15/2029 ..........   39,754,700   40,641,530
 7.5%, 10/1/2014 ................................................      222,138      221,305
 11%, 7/15/2015 .................................................       33,868       36,685
 9%, 11/15/2020 .................................................       70,596       73,155
 5.55%, 9/20/2024 ...............................................    9,195,755    9,218,744
 11.5%, 1/1/2029 ................................................    7,282,600    7,992,581

--------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $74,798,477)                74,746,575
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 5.1%
--------------------------------------------------------------------------------------------

 Federal Home Loan Mortgage Corp.:
    9.5%, 8/1/2016 ..............................................    2,987,463    3,125,006
    Series 2131 BA, 6%, 11/15/2017 ..............................   15,631,012   15,264,621
    Series 2066 PQ, 6.15%, 3/15/2021 ............................    6,600,000    6,474,138
    Series 2198 PA, 6.75%, 12/1/2029 ............................   10,000,000    9,918,700
    Series T-20 A2, 7.06%, 6/25/2016 ............................    8,400,000    8,183,438
    Series T-22 A7, 5.758%, 11/25/2029 ..........................   16,444,363   16,459,780
    Series T-23 A1, 6.75%, 5/25/2030 ............................   13,773,272   13,784,032
 Federal National Mortgage Association:
    5.125%, 2/13/2004 ...........................................   11,000,000   10,324,490
    8%, 12/1/2012 ...............................................    5,396,783    5,452,424
    7.5%, 12/1/2014 .............................................      205,766      204,995
    Series 1998-44 QC, 6%, 1/18/2014 ............................    6,600,000    6,496,842
    Series 1999-51 LB, 6.5%, 3/25/2014 ..........................   11,224,000   11,090,659



    The accompanying notes are an integral part of the financial statements.

                                                                Principal
                                                                Amount ($)     Value ($)
----------------------------------------------------------------------------------------

    Series 1999-51 PB, 6%, 7/25/2017 .......................    16,210,700   15,901,562
    Series 1999-54 LB, 6.5%, 4/25/2014 .....................    12,556,000   12,395,032
 Student Loan Marketing Association, 6.43%, 1/25/2013 ......    15,200,000   15,202,375

----------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus (Cost $151,900,079)                 150,278,094
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Collateralized Mortgage Obligations 20.3%
----------------------------------------------------------------------------------------

 First Bank System Inc., Series 1993-F, 7.14%, 11/25/2024 ..     2,458,472    2,448,484
 General Electric Capital Mortgage Services, Inc.,
    Series 1992-E, 7%, 1/25/2008 ...........................     1,869,576    1,862,565
 Residential Funding Mortgage Securities, Inc.,
    Series 2000-HI1 AI2, 7.58%, 9/25/2010 ..................     9,500,000    9,407,969
 Residential Funding Mortgage Securities I Inc.,
    Series 1997-S19 A6, 6.5%, 12/25/2012 ...................     3,278,417    3,258,943
 Residential Funding Mortgage Security, Series 1992-J9 B2,
    7.81%, 4/28/2022 .......................................     3,188,915    3,172,971

----------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (Cost $20,392,151)                 20,150,932
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Foreign Bonds -- Non U.S.$ Denominated 1.5%
----------------------------------------------------------------------------------------

 Province of Ontario, 7.375%, 1/27/2003
    (Cost $10,139,500) .....................................    10,000,000   10,061,600
                                                                            -----------

----------------------------------------------------------------------------------------
Asset Backed 15.4%
----------------------------------------------------------------------------------------

 Miscellaneous 0.9%
 Coast-Plymouth Tax Lien Capital, LLC, Series 1999-A,
    6.76%, 11/15/2004 ......................................     6,320,249    6,292,566
                                                                            -----------
 Automobile Receivables 4.4%
 Capital Automobile Receivable Asset Trust, Series 1999-1
    A2, 5.58%, 6/15/2002 ...................................    10,000,000    9,896,800
 First Security Auto Owner Trust, Series 2000-1, A4,
    7.4%, 10/15/2005 .......................................     8,600,000    8,656,438
 Ford Credit Auto Owner Trust, Series 1998-C A5,
    5.86%, 10/15/2002 ......................................    10,915,000   10,785,384
                                                                            -----------
                                                                             29,338,622
                                                                            -----------
 Credit Card Receivables 4.0%
 Discover Card Master Trust I, Series 2000-2 A, 6.13%,
    9/18/2007 ..............................................    12,500,000   12,496,094



    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)   Value ($)
------------------------------------------------------------------------------------

 Discover Card Master Trust I, Series 1996-4 A, 6.156%,
    10/16/2013 .........................................     4,000,000    4,022,480
 MBNA Master Credit Card Trust, Series 1996-C B,
    6.74%, 8/15/2003 ...................................    10,000,000   10,000,000
                                                                        -----------
                                                                         26,518,574
                                                                        -----------
 Home Equity Loans 2.3%
 Contimortgage Net Interest Margin Notes, Series 1997-3,
    7/16/2028 ..........................................     4,884,428      976,886
 EQCC Home Equity Loan Trust, Series 1996-4 A6,
    6.88%, 7/15/2004 ...................................     4,000,000    3,978,720
 Residential Asset Securities Corp., Series 1999-KS3,
    7.18%, 1/25/2025 ...................................    11,000,000   10,809,219
                                                                        -----------
                                                                         15,764,825
                                                                        -----------
 Manufactured Housing Receivables 3.8%
 GE Capital Mortgage Services, Inc., Series 1999-HE3 A2,
    7%, 8/25/2013 ......................................    10,000,000    9,896,875
 Green Tree Financial Corp. Series 1993-4 B1, 7.2%,
    1/15/2019 ..........................................     3,064,682    2,798,437
 Green Tree Financial Corp., Series 1995-8 B1, 7.3%,
    12/15/2026 .........................................     9,151,720    6,709,355
 Green Tree Financial Corp. Series 1996-5 B2, 8.45%,
    7/15/2027 ..........................................     9,832,276    5,905,511
                                                                        -----------
                                                                         25,310,178
                                                                        -----------
------------------------------------------------------------------------------------
Total Asset Backed (Cost $114,283,860)                                  103,224,765
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Corporate Bonds 31.8%
------------------------------------------------------------------------------------

 Consumer Staples 2.1%
 Gillette Company, 5.75%, 8/3/2001 .....................     7,000,000    6,887,090
 Safeway Inc., 6.05%, 11/15/2003 .......................     7,400,000    7,066,186
                                                                        -----------
                                                                         13,953,276
                                                                        -----------
 Communications 2.0%
 MCI Communications Corp., 6.125%, 4/15/2002 ...........     7,000,000    6,841,660
 Sprint Capital Corp., 5.875%, 5/1/2004 ................     7,000,000    6,571,390
                                                                        -----------
                                                                         13,413,050
                                                                        -----------
 Financial 12.0%
 Associates Corp. of North America, 6.903%, 5/8/2003 ...     7,000,000    7,061,040
 Bank One Corp., 6.4%, 8/1/2002 ........................     6,500,000    6,364,540
 BankAmerica Corp., 5.75%, 3/1/2004 ....................     9,100,000    8,554,728
 CNL Funding, 7.295%, 3/18/2012 ........................     5,586,862    5,480,362
 Chase Manhattan Corp., 5.75%, 4/15/2004 ...............     5,000,000    4,705,800



    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                          Amount ($)    Value ($)
----------------------------------------------------------------------------------

 FleetBoston Financial Group, 6.458%, 3/27/2003 ........   7,000,000    7,074,830
 Ford Motor Credit Corp., 7.25%, 1/15/2003 .............   7,000,000    6,951,350
 General Electric Capital Corp., 6.02%, 5/4/2001 .......   7,000,000    6,938,960
 Heller Financial Inc., 7.875%, 5/15/2003 ..............   7,000,000    6,989,920
 NBD Bank NA Michigan, 6.25%, 8/15/2003 ................   6,500,000    6,253,000
 Prudential Funding Corp, 6.19%, 2/15/2002 .............   7,000,000    6,987,120
 Wells Fargo & Co., 6.29%, 4/26/2002 ...................   7,000,000    7,007,280
                                                                      -----------
                                                                       80,368,930
                                                                      -----------
 Media 2.1%
 Cox Communications, Inc., 7.5%, 8/15/2004 .............   7,000,000    6,948,690
 TCI Communications Inc., 6.375%, 5/1/2003 .............   7,500,000    7,291,200
                                                                      -----------
                                                                       14,239,890
                                                                      -----------
 Durables 2.2%
 DaimlerChrysler NA Holdings, 7.125%, 4/10/2003 ........   7,500,000    7,443,375
 General Motors Acceptance Corp., 6.75%, 12/10/2002 ....   7,000,000    6,880,930
                                                                      -----------
                                                                       14,324,305
                                                                      -----------
 Technology 3.2%
 Hewlett-Packard Co., 7.15%, maturities to 6/15/2005  ..   7,000,000    7,012,810
 International Business Machines Corp., 7.25%, 11/1/2002   7,500,000    7,546,425
 Raytheon Co., 6.45%, 8/15/2002 ........................   7,000,000    6,819,820
                                                                      -----------
                                                                       21,379,055
                                                                      -----------
 Energy 2.1%
 Atlantic Richfield Co., 5.55%, 4/15/2003 ..............   7,000,000    6,748,560
 Conoco Inc., 5.9%, 4/15/2004 ..........................   7,500,000    7,161,975
                                                                      -----------
                                                                       13,910,535
                                                                      -----------
 Utilities 0.7%
 Detroit Edison Co., 5.93%, 2/1/2001 ...................   5,000,000    4,957,000
                                                                      -----------
 Miscellaneous 5.4%
 Ford Credit Auto Owner Trust, 2000-C, A4, 7.24%,
    maturities to 2/15/2004 ............................   5,600,000    5,596,500
 International Paper Co., 8%, maturities to 7/8/2003  ..   7,000,000    7,029,260
 Toyota Auto Receivables Owner Trust, 7.21%, maturities
    to 4/15/2007 .......................................   7,650,000    7,635,656

    The accompanying notes are an integral part of the financial statements.

                                                               Principal
                                                                 Amount       Value ($)
---------------------------------------------------------------------------------------

 Transamerica Finance Corp., 7.25%, 8/15/2002 .............    10,000,000    9,921,900
 United States West Communications, 7.625%, maturities
    to 6/9/2003 ...........................................     6,000,000    5,984,040
                                                                           -----------
                                                                            36,167,356
                                                                           -----------

---------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $214,224,718)                                  212,713,397
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $683,898,560) (a)               669,368,606
---------------------------------------------------------------------------------------


** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $683,910,279. At June 30, 2000, net unrealized depreciation for all securities based on tax cost was $14,541,673. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $993,850 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,535,523.

         Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. All separate investments in Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------
Investments in securities, at value (cost $683,898,560) ................   $ 669,368,606
Interest receivable ....................................................       5,890,501
Receivable for Fund shares sold ........................................         266,160
Due from Adviser .......................................................          26,591
Other assets ...........................................................          10,650
                                                                         ---------------
Total assets ...........................................................     675,562,508

Liabilities
----------------------------------------------------------------------------------------
Due to custodian bank ..................................................         153,811
Dividends payable ......................................................         773,916
Payable for Fund shares redeemed .......................................       3,100,367
Accrued management fee .................................................         275,152
Accrued reorganization costs ...........................................         197,105
Accrued Trustees' fees and expenses ....................................          57,228
Other accrued expenses and payables ....................................         826,844
                                                                         ---------------
Total liabilities ......................................................       5,384,423
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 670,178,085
----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ....................................       1,545,989
Net unrealized appreciation (depreciation) on investments ..............     (14,529,954)
Accumulated net realized gain (loss) ...................................    (171,659,458)
Paid-in capital ........................................................     854,821,508
Net assets, at value ...................................................   $ 670,178,085

Net Asset Value
----------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($670,178,085 /
   64,579,489 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) ..............................   $       10.38


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------
Income:
Interest ......................................................   $ 24,008,256
                                                               ---------------
Expenses:
Management fee ................................................      2,026,417
Services to shareholders ......................................      1,034,476
Custodian and accounting fees .................................         80,362
Auditing ......................................................         24,206
Legal .........................................................         12,012
Trustees' fees and expenses ...................................         69,926
Reports to shareholders .......................................         73,239
Registration fees .............................................         17,472
Reorganization ................................................        232,689
Other .........................................................         11,553
                                                               ---------------
Total expenses, before expense reductions .....................      3,582,352
Expense reductions ............................................       (301,106)
                                                               ---------------
Total expenses, after expense reductions ......................      3,281,246
------------------------------------------------------------------------------
Net investment income (loss)                                        20,727,010
------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................     (7,400,266)
Net unrealized appreciation (depreciation) during the period on
   investments ................................................      2,758,862
------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (4,641,404)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 16,085,606
------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                        Six Months
                                                       Ended June 30,     Year Ended
                                                           2000          December 31,
Increase (Decrease) in Net Assets                       (Unaudited)         1999
--------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $  20,727,010    $    50,299,608
Net realized gain (loss) on investment transactions      (7,400,266)       (23,781,107)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......       2,758,862        (13,156,530)
                                                    ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations ................................      16,085,606         13,361,971
                                                    ---------------    ---------------
Distributions to shareholders from net investment
   income .........................................     (20,932,493)       (49,964,406)
                                                    ---------------    ---------------
Fund share transactions:
Proceeds from shares issued in tax-free
   reorganization .................................              --         17,782,383
Proceeds from shares sold .........................     160,873,609        790,459,825
Reinvestment of distributions .....................      15,891,445         38,144,688
Cost of shares redeemed ...........................    (275,921,593)    (1,027,543,228)
                                                    ---------------    ---------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     (99,156,539)      (181,156,332)
                                                    ---------------    ---------------
Increase (decrease) in net assets .................    (104,003,426)      (217,758,767)
Net assets at beginning of period .................     774,181,511        991,940,278
Net assets at end of period (including
   undistributed net investment income of
   $1,545,989 and $1,751,472, respectively) .......   $ 670,178,085    $   774,181,511

Other Information
--------------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      74,130,248         91,279,720
                                                    ---------------    ---------------
Shares issued in tax-free reorganization ..........            --            1,643,474
Shares sold .......................................      15,494,637         73,357,835
Shares issued to shareholders in reinvestment of
   distributions ..................................       1,531,453          3,589,874
Shares redeemed ...................................     (26,576,849)       (95,740,655)
                                                    ---------------    ---------------
Net increase (decrease) in Fund shares ............      (9,550,759)       (17,149,472)
Shares outstanding at end of period ...............      64,579,489         74,130,248



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
Years Ended December 31,         2000(a)   1999     1998     1997     1996    1995
------------------------------------------------------------------------------------
Net asset value, beginning of
period                          $10.44   $10.87   $11.04   $11.05   $11.35  $10.91
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income            .30(b)   .60(b)   .66(b)   .73(b)   .74(b)  .71
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    (.05)    (.44)    (.19)    (.07)    (.32)    .44
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Total from investment
  operations                       .25      .16      .47      .66      .42    1.15
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income           (.31)    (.59)    (.64)    (.67)    (.72)   (.43)
------------------------------------------------------------------------------------
  Tax return on capital             --       --       --       --       --    (.28)
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Total distributions               (.31)    (.59)    (.64)    (.67)    (.72)   (.71)
------------------------------------------------------------------------------------
Net asset value, end of period  $10.38   $10.44   $10.87   $11.04   $11.05  $11.35
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                  2.38**   1.57(d)  4.34(c)  6.17     3.86   10.74
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                      670      774      992    1,166    1,468   1,823
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)            .97(e)*  .87      .86      .86      .80     .75
------------------------------------------------------------------------------------
Ratio of expenses, after
expense reductions (%)            .89(e)*  .85      .86      .86      .80     .75
------------------------------------------------------------------------------------
Ratio of net investment income
(%)                              5.84*    5.60     6.07     6.64     6.66    6.37
------------------------------------------------------------------------------------
Portfolio turnover rate (%)       194*     256       95       39       62     101
------------------------------------------------------------------------------------


(a)      For the six months ended June 30, 2000 (Unaudited).

(b)      Based on monthly average shares outstanding during the period.

(c) If the Adviser had not reimbursed the Fund $12,808,543 for losses incurred with certain portfolio transactions, the total return for the year ended December 31, 1998 would have been lower.

(d) Total return would have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .93% and .85%, respectively.

*        Annualized

**       Not annualized

Notes to Financial Statements                                       (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Short Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1999 through December 31, 1999, the Fund incurred approximately $2,648,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2000.

At December 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $161,600,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until December 31, 2002 ($27,264,000), December 31, 2003 ($60,090,000), December 31, 2004 ($27,917,000),
December 31, 2005 ($18,998,000), December 31, 2006 ($6,027,000), December 31,
2007 ($21,304,000), the respective expiration dates.

In addition, the Fund inherited approximately $1,094,000 of capital losses from its merger with Scudder's Zero Coupon 2000 Fund, which can be used to offset gains in future years, or until December 31, 2001($542,000), December 31, 2002 ($178,000), and December 31, 2003 ($374,000), the respective expiration dates, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Original issue discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended June 30, 2000, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $527,839,716 and $663,782,612, respectively. Purchases and sales of U.S. Government obligations aggregated $123,571,468 and $145,059,770, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60% on the first $500,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets, 0.45% on the next $500,000,000 of such net assets, 0.40% on the next $500,000,000 of such net assets, 0.375% on the next $1,000,000,000 of such net assets and 0.35% on such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Effective October 1, 1998, the Adviser has agreed not to impose all or a portion of the Fund's management fee until April 30, 2001 in order to maintain the annualized expenses of the Fund at not more than 0.85% of average daily net assets. Certain expenses incurred in connection with the reorganization are excluded from the expense limitation. For the six months ended June 30, 2000, the Adviser did not impose a portion of its management fee aggregating $255,777, and the amount imposed aggregated $1,770,640. This was equivalent to an annualized effective rate of 0.50% of the Fund's daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended June 30, 2000, the amount charged to the Fund by SSC aggregated $587,581, of which $378,135 is unpaid at June 30, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides record-keeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended June 30, 2000, the amount charged to the Fund by STC aggregated $197,031, of which $28,685 is unpaid at June 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 2000, the amount charged to the Fund by SFAC aggregated $48,774, of which $8,657 is unpaid at June 30, 2000.

The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 2000, Trustees' fees and expenses aggregated $16,744. In addition, a one-time fee of $53,182 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note G. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $26,591 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $4,634 and $14,104, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to 33 percent of its net assets under the agreement.

F. Merger

On April 12, 1999, the Fund acquired all the net assets of Scudder Zero Coupon 2000 Fund pursuant to a plan of reorganization approved by shareholders on December 15, 1998. The acquisition was accomplished by a tax-free exchange of 1,643,474 shares of the Fund (valued at $17,782,383) for 1,558,491 shares of Scudder Zero Coupon 2000 Fund outstanding on April 12, 1999. Scudder Zero Coupon 2000 Fund's net assets at that date ($17,782,383), including $394,788 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $931,962,736. The combined net assets of the Fund immediately following the acquisition were $949,745,119.

G. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Shareholder Meeting Results                                         (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Short Term Bond Fund (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Trustees of the fund.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          35,143,902            997,222
   Linda C. Coughlin                             35,131,317          1,009,808
   Dawn-Marie Driscoll                           35,131,339          1,009,786
   Edgar R. Fiedler                              35,121,619          1,019,506
   Keith R. Fox                                  35,145,668            995,457
   Joan E. Spero                                 35,091,658          1,049,466
   Jean Gleason Stromberg                        35,123,039          1,018,086
   Jean C. Tempel                                35,145,448            995,677
   Steven Zaleznick                              35,108,146          1,032,979
--------------------------------------------------------------------------------


2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the current fiscal year.

                                Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
------------------------------------------------------------------------------
      34,661,714             764,540              714,870               0
------------------------------------------------------------------------------
------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

  Linda C. Coughlin*                          Robert S. Cessine*
    o  President and Trustee                    o  Vice President

  Henry P. Becton, Jr.                        John E. Dugenske*
    o  Trustee; President and General           o  Vice President
       Manager, WGBH Educational
       Foundation                             Ann M. McCreary*
                                                o  Vice President
  Dawn-Marie Driscoll
    o  Trustee; President, Driscoll           John Millette*
       Associates; Executive Fellow,            o  Vice President and Secretary
       Center for Business Ethics,
       Bentley College                        John R. Hebble*
                                                o  Treasurer
  Peter B. Freeman
    o  Trustee; Corporate Director            Caroline Pearson*
                                                o  Assistant Secretary
  George M. Lovejoy, Jr.
    o  Trustee; President and Director,       *Scudder Kemper Investments, Inc.
       Fifty Associates

  Wesley W. Marple, Jr.
    o  Trustee; Professor of Business
       Administration, Northeastern
       University

  Kathryn L. Quirk*
    o  Trustee, Vice President and
       Assistant Secretary

  Jean C. Tempel
    o  Trustee; Managing Director,
       First Light Capital

Investment Products and Services
--------------------------------------------------------------------------------

1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds@
--------------------------------------------------------------------------------

 Money Market                                      U.S. Growth
   Scudder U.S. Treasury Money Fund                Value
   Scudder Cash Investment Trust                     Scudder Large Company Value Fund
   Scudder Money Market Series --                    Scudder Value Fund***
    Prime Reserve Shares*                            Scudder Small Company Value Fund
    Premium Shares*
    Managed Shares*                                Growth
   Scudder Tax Free Money Fund+                      Scudder Classic Growth Fund***
                                                     Scudder Capital Growth Fund***
 Tax Free+                                           Scudder Large Company Growth Fund***
   Scudder Medium Term Tax Free Fund                 Scudder Select 1000 Growth Fund
   Scudder Managed Municipal Bonds                   Scudder Development Fund
   Scudder High Yield Tax Free Fund***               Scudder Small Company Stock Fund***
   Scudder California Tax Free Fund**                Scudder 21st Century Growth Fund***
   Scudder Massachusetts Tax Free Fund**
   Scudder New York Tax Free Fund**                Global Equity
                                                   Worldwide
 U.S. Income                                         Scudder Global Fund
   Scudder Short Term Bond Fund                      Scudder International Fund++
   Scudder GNMA Fund***                              Scudder Global Discovery Fund***
   Scudder Income Fund                               Scudder Emerging Markets Growth Fund
   Scudder Corporate Bond Fund                       Scudder Gold Fund
   Scudder High Yield Bond Fund
                                                   Regional
 Global Income                                       Scudder Greater Europe Growth Fund
   Scudder Global Bond Fund                          Scudder Pacific Opportunities Fund
   Scudder Emerging Markets Income Fund              Scudder Latin America Fund
                                                     The Japan Fund, Inc.***
 Asset Allocation
   Scudder Pathway Conservative Portfolio          Industry Sector Funds
   Scudder Pathway Balanced Portfolio              Choice Series
   Scudder Pathway Growth Portfolio                  Scudder Health Care Fund
                                                     Scudder Technology Fund
 U.S. Growth and Income
   Scudder Balanced Fund
   Scudder Dividend & Growth Fund
   Scudder Growth and Income Fund***
   Scudder Select 500 Fund
   Scudder S&P 500 Index Fund


--------------------------------------------------------------------------------

1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                  Education Accounts
   Traditional IRA                      Education IRA
   Roth IRA                             UGMA/UTMA
   SEP-IRA                              IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**@@
    Scudder Horizon Advantage**@@@

--------------------------------------------------------------------------------
Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.           Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.              Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.               Scudder New Asia Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

@ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*    A class of shares of the fund.

**   Not available in all states.

*** Only the Class S Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

@@ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investments' insurance agencies, 1-800-225-2470.

@@@ A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder Kemper Investments' insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

          Convenient  Automatic Investment Plan
     ways to invest,
         quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                      Automatic Dividend Transfer

                      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                      QuickBuy

                      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                      Payroll Deduction and Direct Deposit

                      Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                      * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

         Around-the- Automated Information Lines clock electronic
             account  Scudder Class S Shareholders:
         service and Call SAIL(TM) -- 1-800-343-2890 information,
      including some  AARP Investment Program Shareholders:
        transactions  Call Easy-Access Line -- 1-800-631-4636

                      Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                      Web Site

                      Scudder Class S Shareholders --
                      www.scudder.com

                      AARP Investment Program Shareholders --
                      aarp.scudder.com

                      Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

           Those who  Automatic Withdrawal Plan
           depend on
          investment You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses  and Scudder does the rest.
     can enjoy these
         convenient,  Distributions Direct
         timely, and
            reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days withdrawal  after each distribution is paid.
            programs
                      QuickSell

                      Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

            For more  Scudder Class S Shareholders:
         information Call a Scudder representative at about these 1-800-SCUDDER services
                      AARP Investment Program Shareholders:
                      Call an AARP Investment Program representative at 1-800-253-2277

      Please address  For Scudder Class S Shareholders:
         all written
      correspondence  The Scudder Funds
                  to  PO Box 2291
                      Boston, Massachusetts
                      02107-2291

                      For AARP Investment Program Shareholders:

                      AARP Investment Program from Scudder
                      PO Box 2540
                      Boston, Massachusetts
                      02208-2540

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group